EARNINGS CALL 2nd Quarter 2023 JULY 19, 2023

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the war between Russia and Ukraine; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended June 30, 2023. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

2nd Quarter 2023 | Financial Highlights

Earnings & Profitability	Q2-23	Q1-23[1]	Q2-22
Earnings per Share	$1.96	$1.28 / $2.30	$2.39
Net Income	$215.7	$142.2 / $251.9	$260.2
Net Revenue	$669.3	$551.9 / $712.2	$620.0
Pre-Provision Net Revenue[2]	$282.1	$351.6	$351.1
Net Interest Margin	3.42%	3.79%	3.54%
Efficiency Ratio	50.5%	62.1% / 43.2%	42.8%
ROAA	1.23%	0.81% / 1.43%	1.62%
ROTCE[2]	18.2%	21.9%	25.6%
Balance Sheet & Capital			
Total Loans	$47,875	$46,435	$48,365
Total Deposits	$51,041	$47,587	$53,712
CET1 Ratio	10.1%	9.4%	9.0%
TCE Ratio[2]	7.0%	6.5%	6.1%
Tangible Book Value per Share[2]	$43.09	$41.56	$36.67
Asset Quality			
Provision for Credit losses	$21.8	$19.4	$27.5
Net Loan Charge-Offs	$7.4	$6.0	$1.4
Net Loan Charge-Offs /Avg. Loans	0.06%	0.05%	0.01%
Total Loan ACL/Funded HFI Loans[3]	0.76%	0.75%	0.68%
NPAs[4]/Total Assets	0.39%	0.17%	0.15%

Dollars in millions, except EPS

Highlights

Net Income
$215.7 million

EPS
$1.96

PPNR[2]
Q2: $282.1 million

ROTCE[2]
18.2%

Deposit Growth
Q2: $3.5 billion
7% QoQ

Capital
CET 1 Ratio: 10.1%
TCE Ratio[2]: 7.0%

Tangible Book Value PER SHARE[2]
$43.09
18% YoY

NPAs[4]/ Total Assets
0.39%

Western Alliance Bancorporation®

1) Q1-23 earnings and profitability metrics have been adjusted for the impact of non-operating items, which include fair value loss adjustments, loss on sale of securities and gain on extinguishment of debt.
2) Refer to slide 2 for further discussion of Non-GAAP financial measures.
3) Ratio includes an allowance for credit losses of $21.4 million as of June 30, 2023 related to a pool of loans covered under 3 separate credit linked notes.
4) Nonperforming assets includes nonaccrual loans and repossessed assets.

3

Enhance capital position (goal set in Q4-22) Immediate Priorities and Progress-to-Date 4 Execution Scorecard for Q2-23 Objectives Safe and Sound Growth, Emphasizing Capital, Liquidity and Holistic Customer Relationships Objectives Results FHLB borrowings reduced $6.1 bn to $4.9 bnReduce higher cost wholesale funding Lower Loan (HFI) / Deposit ratio Loan (HFI) /Deposit ratio of 94% vs. 98% at end of Q1-23 Strong deposit growth to optimize funding profile Execute balance sheet repositioning strategy $3.5 bn in Q2 loan dispositions CET1 of 10.1% vs. 8.7% at the end of Q3-22 Sustain high insured deposit mix > 81% Insured and collateralized deposits Sustain strong profitability ROAA of 1.23%, ROTCE of 18.2% Status 2 4 5 6 7 8 In Progress Generated $3.5 bn of deposit growth Targets $4 bn - FHLB Trend toward mid-80s $2 bn $3 bn of loans ≥ 10.0% + 75.0% Top Quartile $2.0 bn in excess deposit growthGenerate excess liquidity3 $1.5 bn deposit growth in excess of loan growth In Progress 1 In Progress

Deposit Franchise Growth Drivers 5 Q2 2023 Highlights Dollars in billions, unless otherwise indicated Insured and Collateralized Deposit Exposure Trend • WAL has successfully retained deep-rooted relationships and those for which we offer proprietary, integrated treasury management technology • Of depositors, ~82% have multiple products (deposits, TM, loans) • ~1,000 new, commercial client relationships have been brought on in Q2, resulting in ~$1 billion in new deposits • Primarily within Mortgage Warehouse, Regional divisions, Settlement Services, Tech & Innovation • Enhanced focus on protecting deposits • Insured and collateralized deposits are 81% of total deposits as of 6/30 • Uninsured deposit liquidity coverage is 276% as of 6/30 Net Deposit Growth Drivers $47.6 $51.0 Q2-23 Marginal Total Deposit Cost 5.51%2.05%1.98% 4.95% Mtg. Warehouse 32% Regions 32% Settlmt Svcs. 21% Tech & Innov 8% Other 7% Repayment of Short- Term Borrowings @ 5.80%

Quarterly Income Statement

	Q2-23		Q1-23	Q2-22
Interest Income	$1,000.8		$968.9	$579.6
Interest Expense	(450.5)		(359.0)	(54.6)
Net Interest Income	**$550.3**	1	**$609.9**	**$525.0**
Mortgage Banking Related Income	86.4		73.3	$72.6
Fair Value Gain (Loss) Adjustments, Net	12.7		(147.8)	(10.0)
Loss on Sales of Investment Securities	(13.6)		(12.5)	(0.2)
Other	33.5		29.0	32.6
Non-Interest Income/Adjusted[1,2]	**$119.0 / $119.9**	2	**$(58.0) / $102.3**	**$95.0**
Net Revenue/Adjusted[1,2]	**$669.3 / $670.2**		**$551.9 / $712.2**	**$620.0**
Salaries and Employee Benefits	(145.6)		(148.9)	(139.0)
Deposit Costs	(91.0)		(86.9)	(18.1)
Gain on Extinguishment of Debt	0.7		12.7	—
Other	(151.5)	3	(124.8)	(111.8)
Non-Interest Expense/Adjusted[1,2]	**$(387.4) / $(388.1)**		**$(347.9) / $(360.6)**	**$(268.9)**
Pre-Provision Net Revenue[1,2]	**$282.1**		**$351.6**	**$351.1**
Provision for Credit Losses	(21.8)	4	(19.4)	(27.5)
Pre-Tax Income	**$260.1**		**$184.6 / $332.2**	**$323.6**
Income Tax	(44.4)		(42.4) / (80.3)	(63.4)
Net Income	**$215.7**		**$142.2 / $251.9**	**$260.2**
Dividends on Preferred Stock	(3.2)		(3.2)	(3.2)
Net Income Available to Common Stockholders	**$212.5**		**$139.0 / $248.7**	**$257.0**
Diluted Shares	**108.3**		**108.3**	**107.7**
Earnings Per Share	**$1.96**		**$1.28 / $2.30**	**$2.39**

Dollars in millions, except EPS

Q2 2023 Highlights

1 **Net Interest Income decreased $59.6 million,** primarily from an increase in interest expense from higher average short-term borrowings

2 **Non-Interest Income increased $177.0 million** (or +$17.6 million excluding Q1 FV charge), driven by the following:

- $12.7 million FV pre-tax gain, primarily on HFS dispositions at par and loan transfers to HFI
- $13.1 million increase in Mortgage Banking Related Income

Mortgage Banking Metrics

- $11.5 billion mortgage loan production in Q2 (92.5% purchase / 7.5% refinance), up 44% compared to Q1 and down 15% to Q2 2022
- $12.2 billion interest rate lock commitment volume in Q2, up 51% compared to Q1 and down 11% to Q2 2022
- Gain on Sale margin[2] of 43 bps in Q2, compared to 26 bps in Q1 and 13 bps in Q2 2022
- $59.7 billion in servicing portfolio UPB

3 **Other costs increased $26.7 million,** primarily related to greater insurance costs related to elevated insured and brokered deposit levels

4 **Provision for Credit Losses of $21.8 million,** primarily reflective of a normalizing credit environment and heightened attention on commercial real estate

Western Alliance Bancorporation®

1) Income statement line items for Q1-23 and Q2-23 have been adjusted for gains or losses related to fair value adjustments, sales of investment securities and extinguishment of debt.
2) Refer to slide 2 for further discussion of Non-GAAP financial measures.
3) Gain on Sale margin represents spread as of the interest rate lock commitment date.

6

Balance Sheet Repositioning Update Significant progress in executing surgical asset sales to expeditiously improve capital and liquidity, and reduce wholesale borrowings Repositioning Progress • ~$4.0 bn asset dispositions completed in Q2-23 1. C&I, CRE and Resi/EBO loan dispositions (~$3.5 bn) 2. MSR sales ($149 mm) 3. Select security sales (Primarily CLOs) ($341 mm) Additional actions: • Unwind of inefficient CLN (EFR) ($275 mm) • Net loan transfers to HFI of ~$700 mm • ~$1.8 bn HFS loans remaining Note: Balance sheet information as of 6/30/23 7 Co m pl et ed (Q 2- 23 ) Re m ai ni ng (2 02 3) +43 bps CET1 Benefit Q2-23 Loans HFS (ex-AMH Resi) Composition 29% 14% 7% 40% 2% 8% Other C&I Equity Fund Resources Syndications Mtg. WH Residential Construction $1.8 bn

Consolidated Balance Sheet

	Q2-23		Q1-23	Q2-22
Investments & Cash	$12,527		$13,131	$10,688
Loans, HFS	3,156		7,022	2,803
Loans HFI, net	47,875	1	46,435	48,572
Allowance for Loan Losses	(321)		(305)	(273)
Mortgage Servicing Rights	1,007		910	826
Goodwill and Intangibles	674		677	695
Other Assets	3,242		3,177	2,744
Total Assets	**$68,160**		**$71,047**	**$66,055**
Deposits	$51,041	2	$47,587	$53,712
Borrowings	10,455	3	16,748	6,101
Other Liabilities	979		1,191	1,283
Total Liabilities	**$62,475**		**$65,526**	**$61,096**
Accumulated Other Comprehensive Loss	$(611)		$(592)	$(518)
Total Shareholders' Equity	$5,685	4	$5,521	$4,959
Total Liabilities and Equity	**$68,160**		**$71,047**	**$66,055**
Tangible Book Value Per Common Share[1]	**$43.09**	5	**$41.56**	**$36.67**

Dollars in millions, except per share data

Q2 2023 Highlights

1 **HFI Loans increased $1.4 billion, or 3.3%,** and decreased $697 million, or 1.4%, over prior year

2 **Deposits increased $3.5 billion to $51.0 billion, or 7.3%,** and are $2.7 billion lower, or -5.0%, over the prior year

- Deposit momentum has continued into Q3-23 with **deposits up an additional $3.2 billion quarter-to-date as of July 17**

3 **Borrowings decreased $6.3 billion** over prior quarter primarily related to repaying short-term FHLB borrowings

4 **Shareholders' Equity increased $164 million** as a function of net income

5 **Tangible Book Value/Share[1] increased $1.53, or 3.7%,** over prior quarter and increased $6.42, or 17.5%, over prior year

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

Western Alliance Bancorporation®

8

Five Quarter Loan Growth and Composition 9 $(0.7) Billion Year-Over-Year Change Quarter-over-quarter loan increase of $1.4 billion driven by (in millions): C&I $1,154 CRE, Non-OO 296 Construction & Land 21 Offset by decrease in: Residential & Consumer (27) CRE, OO (4) Total $1,440 $20.8 $22.3 $20.7 $15.5 $16.7 $1.8 $1.8 $1.8 $1.8 $1.8 $7.8 $8.7 $9.4 $9.6 $9.9 $3.2 $3.6 $4.0 $4.4 $4.4 $15.0 $15.8 $16.0 $15.1 $15.1 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial Dollars in billions, unless otherwise indicated Total Loans, HFI $48.6 $52.2 $51.9 $46.4 $47.9 Qtr. Change +$5.5 +$3.6 -$0.3 -$5.4 +$1.4 30.9% 6.6% 16.0% 3.7% 42.8% 34.8% 3.8% 20.7% 9.3% 31.4% 32.5% 9.5% 20.7% 3.9% 33.4% 1) Average yields on loans have been adjusted to a tax equivalent basis. Q2 2023 Highlights Q2-23 Avg. Yields¹ 3.73% 7.44% 5.66% 9.40% 7.78% Spot Rate 6.74%

$23.7 $24.9 $19.7 $16.5 $16.7 $8.4 $8.4 $9.5 $10.7 $12.6 $19.0 $19.2 $19.4 $13.8 $13.1 $2.6 $3.1 $5.0 $6.6 $8.6 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 CDs Savings and MMDA Interest Bearing DDA Non-Interest Bearing DDA Five Quarter Deposit Growth and Composition 10 $(2.7) Billion Year-Over-Year Change Quarter-over-quarter deposit increase of $3.5 billion driven by (in millions): CDs $2,019 Interest Bearing DDA 1,927 Non-Interest Bearing DDA 268 Offset by decrease in: Savings and MMDA (760) Total $3,454 Dollars in billions, unless otherwise indicated Total Deposits $53.7 $55.6 $53.6 $47.6 $51.0 Qtr. Change +$1.6 +$1.9 -$1.9 -$6.1 +$3.5 4.8% 35.4% 15.6% 44.2% 32.7% 24.7% 25.7% 16.9% 13.8% 29.1% 22.5% 34.6% Q2 2023 Highlights 4.40% 2.66% 2.71% N/A Spot Rate 2.05% 31% 20% 9% 15% 6% 1% 3% 15%Regions Mtg WH Tech & Innov. HOA Sttlmt Svcs Bus. Escrow Svcs Online Consumer Other • 33% of total deposits are noninterest-bearing • Approximately half have no ECRs • Total ECR-related deposit balances of $14.9 billion Deposit Composition (By Business Line) Q2-23 Avg. Yields

Net Interest Drivers



Total Investments and Yield
Spot Rate
4.85%
2.94%
3.66%
4.45%
4.68%
4.76%
$8.8
$8.6
$8.8
$9.5
$10.4
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Total Investments



Loans and HFI Yield
Spot Rate
6.74%
4.19%
4.84%
5.70%
6.28%
6.48%
$2.8
$2.2
$1.2
$5.9
$1.4
$1.1
$1.8
$48.6
$52.2
$51.9
$46.4
$47.9
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
HFI
HFS – AMH Resi
HFS (non-AMH)



Interest Bearing Deposits and Cost
Spot Rate
3.05%
0.37%
1.03%
1.97%
2.75%
3.08%
$30.0
$30.7
$33.9
$31.1
$34.3
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Interest Bearing Deposits



Deposits, Borrowings & Cost of Liability Funding
Spot Rate
2.68%
0.38%
0.88%
1.57%
2.27%
2.85%
$6.1
$7.2
$7.2
$16.8
$10.5
$23.7
$24.9
$19.7
$16.5
$16.7
$30.0
$30.7
$33.9
$31.1
$34.3
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q2 2023 Highlights

- **Loan yields increased 20 bps** due to a higher rate environment
  - Yield on **Held for Sale (AMH Resi) of 5.77%** decreased from 5.90% in Q1; **spot rate of 6.40%**
  - Yield on **Held for Sale (non-AMH) of 7.18%**
- **Investment yields increased 8 bps**, primarily related to floating-rate securities
- **Cost of interest-bearing deposits increased 33 bps**, and total cost of funds increased 58 bps to 2.85% due to higher costs on deposits and borrowings
- Funding composition has grown more stable due to a reduced utilization of wholesale borrowings and a focus on core and reciprocal deposits
- **Prioritizing utilizing deposits to pay down expensive short-term borrowings**
  - $6 billion paid down in Q2; $8.8 billion remaining
  - Repayments back-end weighted - EOP balances $3.4 billion lower than quarter average
- Robust reciprocal deposit growth
  - ~62% of brokered deposits consist of reciprocal deposit balances

Western Alliance Bancorporation®
11

Net Interest Income



Net Interest Income and Net Interest Margin
Dollars in millions
$525.0
$602.1
$639.7
$609.9
$31.3
$578.6
$550.3
$2.0[1]
$548.3
3.54%
3.78%
3.98%
3.79%
3.42%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
NII – Ex. HFI reclass loans
NII – HFS (non-AMH)
Net Interest Margin



Average Earning Assets & Average Yield
Dollars in billions
3.91%
4.62%
5.50%
5.99%
6.17%
$60.3
$1.6
$8.7
4%
$4.3
14%
11%
$45.7
71%
$64.1
$1.2
$8.7
$4.0
$50.2
$64.7
$1.3
$8.5
$2.7
$52.2
$66.2
$3.3
2%
$8.8
13%
$2.1
4%
$52.0
81%
$65.6
$2.6
5%
$9.9
13%
$6.3
3%
$46.8
79%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Cash & Other
Securities
Loans Held for Sale
Loans
Average Yield

Q2 2023 Highlights

- **Net Interest Income decreased $59.6 million**, or 9.8%, over prior quarter primarily due to lower NIM and balance sheet restructuring efforts
  - Average Earning Assets decreased $562 million, or 0.8%, over prior quarter
- **NIM decreased 37 bps**, driven by higher interest expense from greater average balances of short-term borrowings
  - Wholesale borrowing paydowns back-loaded to end of quarter
  - **June NIM of 3.5% expanded from May**
- **Nominally asset sensitive**
  - In +/- 100 bps IRR sensitivity scenarios, net interest income is expected to grow <2% in a ramp scenario

1) Assumes funded at repo lines priced at SOFR + 200 bps and yielding 7.18% per prior slide.

Western Alliance Bancorporation®

12

Non-Interest Expenses and Efficiency1 13 • Efficiency ratio1 improved 5% to 57.1% compared to the prior quarter but increased 14.3% from the same period last year • Higher QoQ adjusted operating efficiency ratio1 was driven primarily by lower net interest income and higher insurance costs • Additional workstream optimization efforts to be implemented • Higher insurance cost resulted from increased insured deposits and higher brokered deposits and other factors • Deposit costs increased $4.1 million from the prior quarter primarily related to higher earnings credit rates Dollars in millions Q2 2023 Highlights 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. Non-Interest Expenses and Efficiency Ratio Breakdown of Non-Interest Expenses Non-Interest Expenses Efficiency Ratio Other Operating Expenses Deposit Costs Salaries & Employee Benefits Adj. Operating Efficiency Ratio $268.9 $305.8 $333.4 $347.9 $387.4 42.8% 45.5% 46.9% 62.1% 57.1% 40.4% 40.3% 39.4% 43.2% 50.5% Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 $111.8 $113.1 $125.5 $112.1 $150.8 $139.0 $136.5 $125.7 $148.9 $145.6 $18.1 $56.2 $82.2 $86.9 $91.0 $268.9 $305.8 $333.4 $347.9 $387.4 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23

Pre-Provision Net Revenue and Return Ratios 14 • PPNR1 decreased $69.5 million from the prior quarter and decreased $79.2 million, or 21.9%, from the same period last year • ROTCE1 of 18.2%, down 3.7% from the prior quarter2 and 8.2% from the same period last year • ROA of 1.23% decreased 20 bps from the prior quarter2 and 45 bps from the same period last year Income and Return Ratios Dollars in millions $361.3 $360.9 $376.9 $351.6 $282.1$268.4 $266.2 $300.3 $251.9 $215.7 26.4% 25.1% 27.7% 21.9% 18.2% 1.68% 1.54% 1.71% 1.43% 1.23% Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 PPNR Net Income ROTCE ROA Q2 2023 Highlights 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. 2) Q1-23 is adjusted to exclude $147.6 million of pre-tax net non-operating charges 1 2 1

Commercial Real Estate Investor Statistics 15 CRE Investor Portfolio ($9.9 Billion; 21% of Total Loans) Distribution by LTV Underwriting Criteria and Mitigating Factors 18% 22% 31% 21% 5% 3% <=40% 41-50% 51-60% 61-70% 71-80% >80% • Low LTV & LTC (50%-low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered Note: LTV data assumes all loans are fully funded; based on most recent appraisals and utilizing, in most cases, “as stabilized” values for income producing properties. 45% 23% 8% 6% 6% 4% 2% 1% 1% 1% 1% 2% 58% 58% 63% 51% 57% 41% 44% 56% 29% 38% 48% 39% -50% -30% -10% 10% 30% 50% 70% 0% 10% 20% 30% 40% 50% 60% Outstanding LTV Low uncovered risk with re-margin provisions

Commercial Real Estate Investor: Office

$2.3 Billion; 23% of Total CRE Investor; 5% of Total Loans

Distribution by LTV


8%
14%
37%
35%
3%
3%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures


1%
7%
3%
89%
Suburban
Small City/Town
Midtown
CBD

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC ~62%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - 3% in CBD, 7% in Midtown, 1% Small City/Town and **89% in Suburban MSAs**
  - CBD Office represents the >80% LTV distribution due to recent reappraisal of properties for migration into Special Mention
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 64%, Class B: 33%, Class C: 3%
  - 94% of Class B & C exposures have LTVs < 70%
- **Limited near-term maturity risk**
  - Only 7% to mature in 2023; 74% maturing in 2025 and beyond

Note: LTV data assumes all loans are fully funded; based on most recent appraisals and utilizing, in most cases, "as stabilized" values for income producing properties.

Western Alliance Bancorporation®
16

Asset Quality

Special Mention Loans



0.65%
0.60%
0.68%
0.69%
1.45%
$317
$312
$351
$320
$694
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Special Mention Loans
SM / Funded Loans

Asset Quality Ratios



0.52%
0.56%
0.58%
0.65%
0.89%
0.15%
0.15%
0.14%
0.17%
0.39%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Classified Assets / Total Assets
NPLs + OREO / Total Assets

Classified Assets



$346
$385
$393
$459
$604
$249
$284
$297
$341
$337
$85
$90
$85
$107
$256
$12
$11
$11
$11
$11
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
OREO
Non-Performing Loans
Classified Accruing Assets

Classified Assets Mix



2%
2%
4%
4%
10%
36%
Hotel
20%
17%
Office
5% Other
CRE Investor
C&I
Resi
Construction
CRE OO
Securities
OREO

Dollars in millions

Q2 2023 Highlights

- Special Mention loans of $694 million (145 bps to Funded Loans) increased 76 bps as a percentage to Funded Loans
  - $158 million of the increase is driven by Office loans; $92 million by Hotel loans
- **Over last 10 years, less than 1% of Special Mention loans have migrated to loss**
  - Over the last 10 years, less than 0.10% of CRE Investor Special Mention loans have migrated to loss
- Total Classified Assets of $604 million (89 bps to Total Assets) increased $145 million in Q2
  - Non-Performing Loans + OREO of $267 million (39 bps to Total Assets) increased by $149 million in Q2
  - $91 million of the increase in Classified is driven by CBD Office loans

Western Alliance Bancorporation®

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0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Max Average Historical Loan Migration Near Peer Median Reflects “Early Identification and Elevation” Credit Strategy 18 Quarterly Adversely Graded Loans / Gross Loans Q1-14 to Q1-23 Adversely graded loans are categorized as special mention, substandard, doubtful, or loss, including non-performing loans Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B as of June 30, 2023 Data include the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence. Over 10 years, WAL’s level of adversely graded loans has been in the top third of peer banks…

0.00% 0.30% 0.60% 0.90% 1.20% Max Average Proactive migration enhances oversight and mitigates credit losses 19 Annualized Net Charge-Offs Q1-14 to Q1-23 Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B as of June 30, 2023 Data include the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence. 5.25% 1.50% …but this does not translate into realized losses as WAL has lowest volatility and average losses due to our proactive mitigation strategies.

Credit Losses and ACL Ratios

Allowance for Credit Losses



$54
$3
$273
$52
$4
$304
$47
$5
$310
$45
$9
$305
$41
$10
$321
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Loan Losses
Unfunded Loan Commits.[1]
HTM and AFS Securities

Gross Loan Charge-offs and Recoveries



Gross Charge Offs
Recoveries
$2.4
($1.0)
$2.1
($4.0)
$2.2
($0.4)
$9.2
($3.2)
$8.2
($0.8)
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Loan ACL Adequacy Ratios[2]



385%
396%
420%
327%
141%
0.67%
0.68%
0.69%
0.75%
0.76%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Total Loan ACL / Non-Performing Loans
Total Loan ACL / Funded Loans[3]

Dollars in millions

Q2 2023 Highlights

- **Provision expense of $21.8 million,** primarily reflective of a normalizing credit environment and heightened attention on commercial real estate
- Total Loan ACL / Funded Loans increased to 0.76% in Q2
  - **Total Loan ACL / Funded Loans less loans covered by credit linked notes is 0.94%**
- **Net loan charge-offs of $7.4 million, 6 bps,** compared to $6.0 million, 5 bps, in Q1
- **23% of loan portfolio is credit protected,** consisting of government guaranteed, CLN protected, and cash secured assets
  - **20% of portfolio covered by meaningful first loss protection from credit linked note issuances[4]**

1) Included as a component of other liabilities on the balance sheet.
2) Total Gross Loan ACL includes allowance for unfunded commitments.
3) Ratio includes an allowance for credit losses of $21.4 million as of June 30, 2023 related to a pool of loans covered under 3 separate credit linked notes.
4) As of June 30, 2023, CLNs cover a substantial portion of Residential ($9.4 billion) loans outstanding.

Western Alliance Bancorporation®

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Conservative, Economically Resilient Portfolio Positioning

Specialized underwriting expertise and conservative sector allocations position portfolio to withstand economic uncertainty

Insured (23%)

Credit protected, government guaranteed and cash-secured

20% **Residential**

3% **Early Buyout ("EBO") Resi. & Other Government-Guaranteed or Cash-Secured Assets**

Avg Loss Rate: 0.00%
Max Loss Rate: 0.00%

Resistant (28%)

Historically low-to-no-loss loan categories

12% **Warehouse Lending**
- Includes Core WH Lending, Note Financing, MSR financing

8% **Residential**
- Low LTVs; DQs significantly below national percentages

2% **Equity Fund Resources**
- Capital Call & Subscription LOCs
- Underwrite LPs behind private funds

3% **Municipal / Public Finance**

2% **CRE – Industrial & Medical**

1% **HOA**
- Extremely low LTVs; lien in front of homeowner's first mortgage

Avg Loss Rate: 0.00%
Max Loss Rate: 0.10%

Resilient (34%)

Limited uncovered collateral risk, underwriting expertise, and strong counterparties

9% **Regional CRE – Investor**

6% **Regional C&I**

7% **Hotel Franchise Finance (ex-Central Business District)**

3% **Regional CRE - Owner Occupied**

1% **Corporate Finance**

1% **Lot Banking**

7% **Specialized NBLs**
- **Gaming** – Off-strip, middle market gaming companies and tribal gaming enterprises
- **Resort** – Timeshare resort developers; hypothecation of consumer receivables
- **Other NBLs**

Avg Loss Rate: 0.06%
Max Loss Rate: 0.18%

More Sensitive (15%)

Categories more directly correlated to economic growth

7% **Construction (ex-Lot Banking)**
- Focused on note-on-note financing and Built-to-Rent developments

5% **Tech & Innovation**
- Established tech firms with operating and financial flexibility, validated product, path to profitability

2% **Hotel Franchise Finance (CBD only)**
- Large, sophisticated hotel sponsors who operate >25 hotels
- 90% operate >10 properties with top franchisor flags

1% **Small Business, CRA-Related, and Consumer**

Avg Loss Rate: 0.12%
Max Loss Rate: 0.71%

Note: Average and maximum loss rates are quarterly annualized and from the period of Q1 2014 – Q2 2023.

Western Alliance Bancorporation®

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Capital Accumulation 22 Regulatory Capital Levels • Continue to exceed “well-capitalized” levels • CET1 up 70 bps in Q2-23 to 10.1% Tangible Common Equity / Tangible Assets1 • TCE / TA increased from the prior quarter to 7.0% due to tempered asset growth and continued earnings performance Capital Accretion • CET1 has grown quarter-over-quarter despite impact of CLN extinguishment Robust Common Capital Levels Regulatory Capital 9.0% 8.7% 9.3% 9.4% 10.1% 6.1% 5.9% 6.5% 6.5% 7.0% Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 CET1 Ratio TCE/TA1 Q2 2023 Highlights 1) Refer to slide 2 for further discussion of Non-GAAP financial measures Total RBC RatioTier 1 RatioLeverage Ratio 7.6% 7.5% 7.8% 7.8% 8.1% 9.7% 9.3% 10.0% 10.1% 10.8% 11.9% 11.4% 12.1% 12.1% 13.0% Q2-22 Q3-22 Q4-22 Q1-23 Q2-23

Superior Deposit Liquidity and Fortified Adjusted Capital 23 Excellent Combined Insured/Collateralized Deposits & CET1 Capital Adjusting for AOCI & HTM Securities Marks *Insured deposits for peers uses 3/31/23 RC-O data; Collateralized deposits for peers uses YE22 RC-E data Includes Top-50 publicly traded banks headquartered in the US by assets as of March 31, 2023 Source: S&P Global Market Intelligence, Call reports ABCB ASB BAC BKU BOKF BPOP C CADE CBSH CFG CFR CMA COLB EWBC FCNC.A FHB FHN FIBK FITB FNB FULT GBCI HBAN HWC JPM KEY MTB NYCB ONB OZK PACW PB PNC PNFP SFNC SNV SSB TCBI TFC UBSI UCBI UMBF USB VLY WAL WBS WFC WTFC ZION 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 4% 5% 6% 7% 8% 9% 10% 11% 12% *I ns ur ed /C ol la te ra liz ed D ep os its % (Q 1- 23 ) CET1 adj. for AOCI and HTM marks (Q1-23) WAL (Q2-23) Insured Deposits % vs. CET1 Adj. (Incl. of AOCI & HTM Unrealized Securities Marks) for Top 50 Banks by Assets

447% 506% 72% 116% 0% 100% 200% 300% 400% 500% 600% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 MRQ 24 Tangible Book Value per Share1 • TBVPS increased $1.53 to $43.09 from prior quarter due to strong, organic capital accretion and improvement in AOCI • Increased 17.5% year-over-year • Increased 3.7% quarter-over-quarter, non-annualized • 19.6% CAGR since year end 2013 • TBVPS has increased more than 6x that of peers • Quarterly common stock cash dividend of $0.36 per share Long-Term Growth in TBV per Share1 1) Refer to slide 2 for further discussion of Non-GAAP financial measures 2) MRQ is Q2-23 for WAL and Q1-23 for WAL Peers Note: Peers consist of 33 major exchange traded US banks with total assets between $25 bn and $150 bn as of March 31, 2023, excluding target banks of pending acquisitions; S&P Global Market Intelligence. WAL WAL with Dividends Added Back Peer Avg Peer Avg with Dividends Added Back 2 Tangible Book Value Growth Q2 2023 Highlights 1x 2x 3x 4x 5x 6x

Management Outlook 25 Loans: $500 mm / qtr. Deposits: $2 bn / qtr. Continued Growth Toward 2024 Target: +11% 3.50% - 3.60% High 40s Consistent with Q2 2023 5 bps - 15 bps H2 2023 OutlookQ2 2023 Results Loans: $47.9 bn Deposits: $51.0 bn 10.1% 3.42% 50.5% $282.1 mm 6 bps Balance Sheet Growth Capital Net Interest Margin Adjusted Efficiency Operating Pre-Provision Net Revenue Net Charge-Offs

Questions & Answers